Exhibit 10.15

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

FIRST AMENDMENT, dated as of February 19, 2004 (this “Amendment”), to the Loan and Security Agreement, dated as of February 10, 2003 (the “Loan Agreement”), by and among, on the one hand, the lenders identified on the signature pages thereof (each a “Lender” and collectively, the “Lenders”), and WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation), a California corporation, as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, ELGIN NATIONAL INDUSTRIES, INC., a Delaware corporation (the “Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, each a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”).

WHEREAS, the Borrowers, the Agent and the Lenders are willing to amend the Loan Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Definitions. (a) Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Loan Agreement. New Definitions. The definitions of the following terms are hereby added to Section 1.1 of the Loan Agreement in their entirety as follows:

“ “Joint/Teaming Agreement” means an agreement pursuant to which Roberts & Schaefer Company or any of its Subsidiaries (x) agrees with another construction company with bonding capabilities to jointly perform construction projects, solely for the benefit of obtaining access to such other construction company’s bonding line and (y) either acts as general contractor under such project or enters into a joint venture agreement with such other construction company.”

“ “Permitted Joint/Teaming Agreement” means any Joint/Teaming Agreement; provided, that (A) Roberts & Schaefer Company has provided Agent with a written summary thereof at least 10 Business Days prior to its or any of its Subsidiaries’ execution and delivery thereof, (B) Borrowers have had Excess Availability of at least $5,000,000 during the 30 day period immediately preceding the date of execution and delivery thereof and (C) Roberts & Schaefer Company or such Subsidiary does not guarantee or assume any liabilities in addition to what it would have otherwise assumed if it was acting as a general contractor under such project without a Joint/Teaming Agreement.”

Revolver Advances. Section 2.1(b) of the Loan Agreement is hereby amended by deleting the last proviso at the end thereof in its entirety and substituting in lieu thereof the following:

“, provided that, Borrowers shall not be obligated to pay for fees and charges incurred for any such Inventory appraisal or field audit if on the date of the commencement of such appraisal or field audit (A) no Default or Event of Default has occurred and is continuing and (B) Borrowers had Excess Availability of not less than $5,000,000 for the 30 consecutive day period immediately prior to such date.”

Mandatory Prepayments. Section 2.4(c)(iv) of the Loan Agreement is hereby amended by deleting the last proviso at the end thereof in its entirety and substituting in lieu thereof the following:

“; provided, that Borrowers shall not be obligated to pay for fees and charges incurred for any such appraisal of the Eligible Equipment or Eligible Real Property Collateral (other than the appraisals of the Eligible Equipment and Eligible Real Property Collateral commenced by the Agent in January 2004) if on the date of the commencement of such appraisal (A) no Default or Event of Default has occurred and is continuing and (B) Borrowers had Excess Availability of not less than $5,000,000 for the 30 consecutive day period immediately prior to such date.”

Guarantee. Section 7.6(i) of the Loan Agreement is hereby amended in its entirety as follows:

“Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except (i) by endorsement of instruments or items of payment for deposit to the account of the Loan Parties or which are transmitted or turned over to Agent, (ii) for guarantees of Indebtedness permitted under Section 7.1 and guarantees set forth on Schedule 5.20, (iii) any guarantee of Indebtedness or any other obligation permitted by the terms of this Agreement, and (iv) any guarantee of Indebtedness or any other obligation pursuant to a Permitted Joint/Teaming Agreement.”

Investments. Section 7.13 of the Loan Agreement is hereby amended in its entirety as follows:

“(a) Directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment, except for (i) Permitted Investments and (ii) Investments by Roberts & Schaefer Company in Crystal Peak Environmental LLC, in an aggregate principal amount (including all costs and expenses in connection with the formation and operation of Crystal Peak Environmental LLC) not to exceed $200,000 in any Fiscal Year.

(b) Maintain Permitted Investments (other than in the Cash Management Accounts and payroll accounts) in deposit accounts or Securities Accounts in excess of $200,000 outstanding at any one time (excluding amounts with respect to which checks are outstanding and amounts necessary to meet minimum balance requirements) unless the applicable Loan Party, and the applicable securities intermediary or bank have entered into Control Agreements or similar arrangements governing such Permitted Investments, as Agent shall determine in its Permitted Discretion, to perfect (and further establish) the Agent’s Liens in such Permitted Investments.

Conditions to Effectiveness. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent is hereafter referred to as the “Amendment Effective Date”):

The representations and warranties contained herein, in Section 7 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Amendment Effective Date shall be true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date). No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms. The Agent and the Lenders shall have executed this Amendment and received a counterpart of this Amendment that bears the signature of each Borrower. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Amendment Effective Date are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date).

No Default or Event of Default has occurred and is continuing or would result from this Amendment becoming effective in accordance with its terms.

Each Borrower (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Change.

The execution, delivery and performance by each Borrower of this Amendment and the performance by each Borrower of the Loan Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene such Borrower’s Governing Documents.

The execution, delivery, and performance by each Borrower of this Amendment and the performance by each Borrower of the Loan Agreement, as amended by this Amendment, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

This Amendment, when executed and delivered by each Borrower, and the Loan Agreement, as amended by this Amendment, will be the legally valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with their respective terms. Miscellaneous.

Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, (i) the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (A) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (B) all references in the other Loan Documents to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, (ii) to the extent that the Loan Agreement or any other Loan Document pledges or purports to pledge to Agent, or grants or purports to grant to Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

No Waiver. This Amendment is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document, and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise.

Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any Borrower fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Amendment or if any representation or warranty made by any Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

BEST METAL FINISHING, INC.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

CABELL CONSTRUCTION COMPANY
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Vice President

CENTRIFUGAL SERVICES, INC.
an Illinois corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

CLINCH RIVER CORPORATION
a Virginia corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

ELGIN INTERNATIONAL, LTD.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Vice President

ELGIN NATIONAL INDUSTRIES, INC.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Vice President

ELGIN REAL ESTATE HOLDINGS, LTD.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Vice President

LELAND-POWELL FASTENERS, INC.
a Tennessee corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

MINING CONTROLS, INC.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

NORRIS SCREEN AND MANUFACTURING, INC.
a West Virginia corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

ROBERTS & SCHAEFER COMPANY
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

ROBERTS & SCHAEFER INTERNATIONAL, LTD.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

SOROS ASSOCIATES, INC.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Vice President

SOROS INTERNATIONAL, LTD.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

TABOR MACHINE COMPANY
a West Virginia corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

TRANSERVICE, INC.
a Delaware corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Senior Vice President

VANCO INTERNATIONAL, INC.
a Georgia corporation

By:	/S/ Wayne J. Conner
Name: Wayne J. Conner Title: Vice President

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC.
a California corporation, as Agent and as Lender

By:	/S/ ANDREW T. FURLONG III
Name:	Andrew T. Furlong III
Title:	Vice President

LENDERS:

ABLECO FINANCE LLC
a Delaware limited liability company, as a Lender

By:	/S/ KEVIN GENDA
Name:	Kevin Genda
Title:	SVP